American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
July 31, 2023

Real Estate Fund - Schedule of Investments
JULY 31, 2023 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.4%
Data Centers — 13.8%
Digital Realty Trust, Inc.	309,612	38,583,847
Equinix, Inc.	74,431	60,283,156
		98,867,003
Gaming REITs — 3.2%
VICI Properties, Inc.	723,381	22,772,034
Health Care — 8.4%
Omega Healthcare Investors, Inc.	337,665	10,771,514
Sabra Health Care REIT, Inc.	855,486	11,112,763
Ventas, Inc.	446,631	21,670,536
Welltower, Inc.	202,816	16,661,334
		60,216,147
Industrial — 12.7%
Americold Realty Trust, Inc.	274,255	8,891,347
EastGroup Properties, Inc.	45,022	7,976,998
Prologis, Inc.	590,564	73,672,859
		90,541,204
Infrastructure REITs — 10.6%
American Tower Corp.	399,292	75,989,260
Lodging/Resorts — 3.2%
Hilton Worldwide Holdings, Inc.	50,226	7,809,641
Hyatt Hotels Corp., Class A	62,465	7,892,453
Park Hotels & Resorts, Inc.	504,921	6,882,073
		22,584,167
Office — 2.9%
Boston Properties, Inc.	212,303	14,145,749
SL Green Realty Corp.(1)	169,134	6,378,043
		20,523,792
Residential — 16.8%
American Homes 4 Rent, Class A	688,807	25,816,487
AvalonBay Communities, Inc.	232,005	43,767,743
Essex Property Trust, Inc.	60,523	14,740,377
Invitation Homes, Inc.	469,218	16,657,239
Sun Communities, Inc.	59,051	7,694,345
UDR, Inc.	283,073	11,572,024
		120,248,215
Retail — 16.6%
Agree Realty Corp.	109,501	7,093,475
Brixmor Property Group, Inc.	668,782	15,208,103
Essential Properties Realty Trust, Inc.	708,212	17,386,604
Kite Realty Group Trust	990,448	22,661,450
NETSTREIT Corp.	236,579	4,232,398
Realty Income Corp.	214,033	13,049,592
Simon Property Group, Inc.	219,330	27,328,518
Urban Edge Properties	711,682	12,105,711
		119,065,851
Self Storage — 5.9%
Extra Space Storage, Inc.	145,816	20,351,539
Public Storage	78,291	22,058,489
		42,410,028

Specialty — 3.6%
Iron Mountain, Inc.	424,827	26,084,378
Timber REITs — 1.7%
West Fraser Timber Co. Ltd.	41,490	3,495,650
Weyerhaeuser Co.	263,541	8,976,207
		12,471,857
TOTAL COMMON STOCKS (Cost $628,243,153)		711,773,936
SHORT-TERM INVESTMENTS — 1.4%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,663	11,663
State Street Navigator Securities Lending Government Money Market Portfolio(2)	1,705,434	1,705,434
		1,717,097
Repurchase Agreements — 1.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 4.50%, 8/15/39 - 2/15/51, valued at $1,498,240), in a joint trading account at 5.27%, dated 7/31/23, due 8/1/23 (Delivery value $1,466,467)		1,466,252
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.125%, 1/15/33, valued at $6,801,405), at 5.28%, dated 7/31/23, due 8/1/23 (Delivery value $6,668,978)		6,668,000
		8,134,252
TOTAL SHORT-TERM INVESTMENTS (Cost $9,851,349)		9,851,349
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $638,094,502)		721,625,285
OTHER ASSETS AND LIABILITIES — (0.8)%		(5,675,622)
TOTAL NET ASSETS — 100.0%		$715,949,663

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,670,440. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,705,434.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$708,278,286	$3,495,650	—
Short-Term Investments	1,717,097	8,134,252	—
	$709,995,383	$11,629,902	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.